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                                                                     Exhibit 10

                                 ARTHUR ANDERSEN LLP


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-19607 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.


                                   /s/ Arthur Andersen LLP


Hartford, Connecticut
April 12, 1999